UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2003

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-33071	58-2659667
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, West Point, Georgia 31833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report)

Item 1-6. Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press release issued by Charter Financial Corporation (the “Company”) on November 4, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8-11. Not applicable.

Item 12. Results of Operations and Financial Condition

On November 4, 2003, the Company announced its annual and fourth quarter earnings for the 2003 fiscal year. A copy of the press release dated November 4, 2003, describing annual and fourth quarter earnings is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION By: /s/ Robert L. Johnson Name: Robert L. Johnson Title: President and Chief Executive Officer
Date: November 4, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 4, 2003.